Exhibit 21

SUBSIDIARIES OF THE REGISTRANT

NAME OF ENTITY	STATE OF INCORPORATION	SUBSIDIARY OF WHAT ENTITY
United Healthcare Services, Inc.	Minnesota	UnitedHealth Group Incorporated
UnitedHealthcare, Inc.	Delaware	United HealthCare Services, Inc.
United HealthCare of Alabama, Inc.	Alabama	UnitedHealthcare, Inc.
United HealthCare of Arizona, Inc.	Arizona	UnitedHealthcare, Inc.
Arizona Physicians IPA, Inc.	Arizona	United HealthCare of Arizona, Inc.
United HealthCare of Arkansas, Inc.	Arkansas	UnitedHealthcare, Inc.
United HealthCare of Colorado, Inc.	Colorado	UnitedHealthcare, Inc.
United HealthCare of Florida, Inc.	Florida	UnitedHealthcare, Inc.
United HealthCare of Georgia, Inc.	Georgia	UnitedHealthcare, Inc.
UnitedHealthcare of Illinois, Inc.	Illinois	UnitedHealthcare, Inc.
United HealthCare of Louisiana, Inc.	Louisiana	UnitedHealthcare, Inc.
UnitedHealthcare of the Mid-Atlantic, Inc.	Maryland	UnitedHealthcare, Inc.
United HealthCare of the Midlands, Inc.	Nebraska	UnitedHealthcare, Inc.
United HealthCare of the Midwest, Inc.	Missouri	UnitedHealthcare, Inc.
United HealthCare of Mississippi, Inc.	Mississippi	UnitedHealthcare, Inc.
United HealthCare of Nevada, Inc.	Nevada	UnitedHealthcare, Inc.
UnitedHealthcare of New Jersey, Inc.	New Jersey	UnitedHealthcare, Inc.
UnitedHealthcare of New York, Inc.	New York	UnitedHealthcare, Inc.
UnitedHealthcare of North Carolina, Inc.	North Carolina	UnitedHealthcare, Inc.
United HealthCare of Tennessee, Inc.	Tennessee	UnitedHealthcare, Inc.
United HealthCare of Texas, Inc.	Texas	UnitedHealthcare, Inc.
United HealthCare of Utah	Utah	UnitedHealthcare, Inc.
UnitedHealthcare of Wisconsin, Inc.	Wisconsin	UnitedHealthcare, Inc.
Midwest Security Holding, Inc.	Wisconsin	UnitedHealthcare, Inc.
Midwest Security Administrators, Inc.	Wisconsin	Midwest Security Holding, Inc.
Midwest Security Life Insurance Company	Wisconsin	Midwest Security Holding, Inc.
Midwest Security Care, Inc.	Wisconsin	Midwest Security Holding, Inc.
Unified Limited	United Kingdom	United HealthCare Services, Inc.
UnitedHealthcare of New England, Inc.	Rhode Island	United HealthCare Services, Inc.
United HealthCare of Ohio, Inc.	Ohio	United HealthCare Services, Inc.
United HealthCare of Oregon, Inc.	Oregon	United HealthCare Services, Inc.
United HealthCare Plans of Puerto Rico, Inc.	Puerto Rico	United HealthCare Services, Inc.
UnitedHealth Advantage LLC	Delaware	United HealthCare Services, Inc.
UnitedHealth Networks, Inc.	Delaware	United HealthCare Services, Inc.
UnitedHealth Capital, LLC	Delaware	United HealthCare Services, Inc.
Commonwealth Physicians Services Corporation	Kentucky	United HealthCare Services, Inc.
United HealthCare of Washington, Inc.	Washington	United HealthCare Services, Inc.
UnitedHealth Financial Services, Inc.	Delaware	United HealthCare Services, Inc.
Exante Bank, Inc.	Utah	UnitedHealth Financial Services, Inc.
United HealthCare of Kentucky, Ltd.	Kentucky	United HealthCare Services, Inc.
Specialized Care Services, Inc.	Delaware	United HealthCare Services, Inc.
Optum Group, LLC	Delaware	Specialized Care Services, Inc.
Coordinated Vision Care, Inc.	Delaware	Specialized Care Services, Inc.
Coordinated Vision Care of New York, IPA, Inc.	New York	Coordinated Vision Care, Inc.
Unimerica Insurance Company	Wisconsin	Specialized Care Services, Inc.
United Resource Networks, Inc.	Delaware	Specialized Care Services, Inc.
Specialty Resource Services, Inc.	Delaware	United Resource Networks, Inc.
National Benefit Resources, Inc.	Minnesota	Specialized Care Services, Inc.
Stop-Loss Life Reinsurance Company	Arizona	National Benefit Resources, Inc.
Spectera, Inc.	Maryland	Specialized Care Services, Inc.
Spectera Vision Services of California, Inc.	California	Spectera, Inc.
Spectera Vision Services of Florida, Inc.	Florida	Spectera, Inc.
Spectera Insurance Company	Maryland	Spectera, Inc.
Spectera Eyecare of North Carolina, Inc.	North Carolina	Spectera, Inc.
Spectera Insurance Company, Inc.	Texas	Spectera, Inc.
Spectera Vision, Inc.	Virginia	Spectera, Inc.
Group Vision Associates, Inc.	Pennsylvania	Spectera, Inc.

NAME OF ENTITY	STATE OF INCORPORATION	SUBSIDIARY OF WHAT ENTITY
ACN Group, Inc.	Minnesota	United HealthCare Services, Inc.
Managed Physical Network, Inc.	New York	ACN Group, Inc.
ACN Group IPA of New York, Inc.	New York	ACN Group, Inc.
ACN Group of California, Inc.	California	ACN Group, Inc.
Preferred Chiropractors of California	California	ACN Group of California, Inc.
Sierra Chiropractic, Inc.	California	ACN Group of California, Inc.
Dental Benefit Providers, Inc.	Delaware	United HealthCare Services, Inc.
Dental Benefit Providers of California, Inc.	California	Dental Benefit Providers, Inc.
Dental Benefit Providers of Illinois, Inc.	Illinois	Dental Benefit Providers, Inc.
Dental Benefit Providers of New Jersey, Inc.	New Jersey	Dental Benefit Providers, Inc.
Dental Insurance Company of America	New York	Dental Benefit Providers, Inc.
DBP-KAI, Inc.	New York	Dental Benefit Providers, Inc.
Dental Benefit Providers of Maryland, Inc.	Maryland	Dental Benefit Providers, Inc.
United Behavioral Health	California	United HealthCare Services, Inc.
U.S. Behavioral Health Plan, California	California	United Behavioral Health
Behavioral Health Administrators	California	United Behavioral Health
United Behavioral Health of New York, I.P.A., Inc.	New York	United Behavioral Health
Working Solutions, Inc.	Oregon	United Behavioral Health
Unimerica, Inc.	Delaware	United HealthCare Services, Inc.
United HealthCare Insurance Company	Connecticut	Unimerica, Inc.
Clarite, LLC	Delaware	United HealthCare Insurance Company
United HealthCare Insurance Company of Illinois	Illinois	United HealthCare Insurance Company
United HealthCare Insurance Company of New York	New York	United HealthCare Insurance Company
United HealthCare Insurance Company of Ohio	Ohio	United HealthCare Insurance Company
United HealthCare Life Insurance Company of New York	New York	United HealthCare Insurance Company
United HealthCare Products, LLC	Delaware	United HealthCare Insurance Company
United HealthCare Service LLC	Delaware	United HealthCare Insurance Company
United HealthCare Alliance LLC	Delaware	United HealthCare Insurance Company
Uniprise, Inc.	Delaware	United HealthCare Services, Inc.
United HealthCare (Ireland) Limited	Ireland	Uniprise, Inc.
Charter Oak HealthCare Services, Inc.	Delaware	Uniprise, Inc.
Ovations, Inc.	Delaware	United HealthCare Services, Inc.
EverCare of New York, IPA, Inc.	New York	Ovations, Inc.
Optage, LLC	Delaware	Ovations, Inc.
Lifemark Corporation	Delaware	Ovations, Inc.
Arizona Health Concepts, Inc.	Arizona	Lifemark Corporation
Evercare at Home, Inc.	Arizona	Lifemark Corporation
Evercare of Arizona, Inc.	Arizona	Lifemark Corporation
Evercare Connections, Inc.	Delaware	Lifemark Corporation
Collaborative Solutions, Inc.	Delaware	Lifemark Corporation
Lifemark Government Services, LLC	Indiana	Collaborative Solutions, Inc.
Lifemark New York, Inc.	Delaware	Lifemark Corporation
Lifemark at Home NY, Inc.	New York	Lifemark Corporation
MCS HP New York, LLC	New York	Lifemark Corporation
Evercare of Texas, L.L.C.	Texas	Lifemark Corporation
Lifemark Healthplans of Delaware, Inc.	Delaware	Lifemark Corporation
AmeriChoice Corporation	Delaware	UnitedHealth Group Incorporated
AmeriChoice Health Services, Inc.	Delaware	AmeriChoice Corporation
AmeriChoice Alliance, Inc.	Nevada	AmeriChoice Health Services, Inc.
AmeriChoice of New Jersey, Inc.	New Jersey	AmeriChoice Corporation
AmeriChoice of New York, Inc.	New York	AmeriChoice Corporation
AmeriChoice of Pennsylvania, Inc.	Pennsylvania	AmeriChoice Corporation
Information Network Corporation	Arizona	AmeriChoice Corporation
Revolution Health Systems, Inc.	Pennsylvania	Information Network Corporation
Ingenix, Inc.	Delaware	UnitedHealth Group Incorporated
Aperture Credentialing Holdings, Inc.	Delaware	Ingenix, Inc.
Aperture Credentialing, Inc.	Delaware	Aperture Credentialing Holdings, Inc.
Ingenix Pharmaceutical Services, Inc.	Delaware	Ingenix, Inc.
Ingenix International (Canada), Inc.	Canada	Ingenix Pharmaceutical Services, Inc.

NAME OF ENTITY	STATE OF INCORPORATION	SUBSIDIARY OF WHAT ENTITY
Ingenix Services, Inc.	Delaware	Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services (Deutschland) GmbH	Germany	Ingenix Pharmaceutical Services, Inc.
Ingenix International (Hong Kong) Limited	Hong Kong	Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services d.o.o.	Croatia	Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services Holdings, Inc.	Delaware	Ingenix Pharmaceutical Services, Inc.
ClinPharm International Limited	United Kingdom	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services (UK) Limited	United Kingdom	ClinPharm International Limited
Ingenix Pharmaceutical Services (Spain) SL	Spain	Ingenix Pharmaceutical Services (UK) Limited
Ingenix Pharmaceutical Services (Australia) Pty Ltd	Australia	Ingenix Pharmaceutical Services (UK) Limited
Ingenix International (Italy) S.r.l.	Italy	Ingenix Pharmaceutical Services (UK) Limited
Ingenix Pharmaceutical Services (France) SARL	France	Ingenix Pharmaceutical Services (UK) Limited
CT Management, Inc.	California	Ingenix Pharmaceutical Services Holdings, Inc.
ICT (UK) Limited	United Kingdom	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (Netherlands) BV	Netherlands	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services (Sweden) AB	Sweden	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services de Argentina S.R.L.	Argentina	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services, LLC	Delaware	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (Czech Republic), s.r.o.	Czechoslovakia	Ingenix Pharmaceutical Services Holdings, Inc.
Worldwide Clinical Trials, SL	Spain	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (Hungary) Ltd.	Hungary	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services (RSA) Proprietary Limited	South Africa	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (Finland) Oy	Finland	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (UK) Limited	United Kingdom	Ingenix Pharmaceutical Services Holdings, Inc.
Reden & Anders, Ltd.	Minnesota	Ingenix, Inc.
Subrogation Advantage, Ltd.	Minnesota	Ingenix, Inc.
GeoAccess, Inc.	Kansas	Ingenix, Inc.
Ingenix Publishing, Inc.	Delaware	Ingenix, Inc.
Ingenix Health Intelligence, LLC	Delaware	Ingenix Publishing, Inc.
UnitedHealthcare International Asia, LLC	Delaware	UnitedHealth Group Incorporated
UnitedHealthcare International Malaysia Sdn. Bhd.	Malaysia	UnitedHealthcare International Asia, LLC
UnitedHealthcare Asia Limited	Hong Kong	UnitedHealthcare International Asia, LLC
Philam Care Health Systems, Inc.	Philippines	UnitedHealth Group Incorporated
AIG United HealthCare LLC	Delaware	UnitedHealth Group Incorporated
AIA United HealthCare Limited	Hong Kong	AIG United HealthCare LLC
H&W Indemnity, Ltd.	Caymans	UnitedHealth Group Incorporated
UHC International Holdings, Inc.	Delaware	UnitedHealth Group Incorporated
UHC International Services, Inc.	Delaware	UnitedHealth Group Incorporated
UnitedHealthcare International, Inc.	Delaware	UnitedHealth Group Incorporated
United Healthcare International Mauritius Limited	Mauritius	UnitedHealth Group Incorporated
United Healthcare India (Private) Limited	India	United Healthcare International Mauritius Limited
Aspire Global Support Services Private Limited	India	United Healthcare International Mauritius Limited
UnitedHealth Group Finance Company, Inc.	Delaware	UnitedHealth Group Incorporated
UnitedHealth Group International, LLC	Delaware	UnitedHealth Group Finance Company, Inc.

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